UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 7, 2014
(Date of earliest event reported)
CA, Inc.
(Exact name of registrant as specified in its charter)
Delaware
 (State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

One CA Plaza Islandia, New York (Address of principal executive offices)	11749 (Zip Code)
(800) 225-5224
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05    Costs Associated with Exit or Disposal Activities.
On May 1, 2013, the Board of Directors of CA, Inc. (the “Company”) approved a rebalancing plan (the “Fiscal 2014 Plan”) to better align its business priorities.  This included a charge of $150 million and comprised of the termination of approximately 1,200 employees and global facilities consolidations. On March 13, 2014, the Company’s Board of Directors approved an additional pre-tax rebalancing charge of $40 million relating to the Fiscal 2014 Plan bringing the total pre-tax rebalancing charge to approximately $190 million. The Fiscal 2014 Plan is now comprised of the termination of approximately 1,800 employees and global facilities consolidations (including severance costs of approximately $170 million and global facilities consolidation costs of approximately $20 million). The Fiscal 2014 Plan includes streamlining the Company’s sales structure to eliminate redundancies while maintaining its focus on customers.  As previously disclosed, as part of the Fiscal 2014 Plan, the Company has consolidated its development sites into development hubs to promote collaboration and agile development.  Actions under the Fiscal 2014 Plan are expected to be substantially complete by the end of fiscal year 2014. The Company has been working to fill most of the positions for termination actions taken earlier this year. With respect to the terminations associated with the incremental charge approved on March 13, 2014, the Company expects to fill most of the research and development positions with new employees that have skills to enable the Company to better focus its resources on priority products and market segments but does not expect to fill most of the other terminated positions. The Company had cash payments of approximately $80 million related to the Fiscal 2014 Plan through the first three quarters of fiscal year 2014 and expects the majority of the remaining payments to occur over the next twelve months.
The information below in Item 7.01 under the heading "Cautionary Statement Regarding Forward-Looking Statements" is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
On March 7, 2014, the Company entered into a definitive agreement to divest its CA ERwin Data Modeling solution assets to Embarcadero Technologies. Financial terms of the agreement, which is expected to close in the first quarter of fiscal year 2015, were not disclosed and are not considered to be material to the Company. This transaction continues to rationalize the Company’s portfolio and further sharpens its focus on core capabilities, such as IT Business Management, DevOps and Security across mainframe, distributed, cloud and mobile environments.
While the CA ERwin transaction announced today will result in net cash proceeds to the Company upon closing, CA ERwin’s business activity will now be recognized by the Company as discontinued operations.
Updated Guidance
The Company updated its fiscal year 2014 guidance for the effect of the Board-approved additional pre-tax rebalancing charge and the CA ERwin definitive agreement noted above.
The Board-approved additional pre-tax rebalancing charge caused a change to our projected GAAP EPS from continuing operations growth rate and translated dollar amounts as well as GAAP operating margin. The CA ERwin definitive agreement did not affect our projected GAAP and non-GAAP growth rates but did cause a change to the translated dollar amounts.
The following fiscal year 2014 guidance contains "forward-looking statements" (as defined below). It takes into account the change in business practice regarding internally developed software costs and the costs and payments associated with the Fiscal 2014 Plan.

The Company expects the following:

•
Total revenue to decrease in a range of minus 2 percent to minus 1 percent in constant currency, unchanged from previous guidance. At February 28, 2014 exchange rates, this translates to reported revenue of $4.48 billion to $4.53 billion. Previously, at December 31, 2013 exchange rates and excluding the accounting effect of the CA ERwin definitive agreement noted above, this translated to reported revenue of $4.52 billion to $4.57 billion.

•
GAAP diluted earnings per share from continuing operations to range from minus 6 percent to minus 3 percent in constant currency. Previous guidance was minus 3 percent to 0 percent in constant currency. At February 28, 2014 exchange rates, this translates to reported GAAP diluted earnings per share of $1.90 to $1.97. Previously, at December 31, 2013 exchange rates, and excluding the accounting effect of the Board-approved additional pre-tax rebalancing charge and the CA ERwin definitive agreement noted above, this translated to reported GAAP diluted earnings per share of $2.01 to $2.08.

•
Non-GAAP diluted earnings per share from continuing operations to increase in a range of 21 percent to 24 percent in constant currency, unchanged from previous guidance. At February 28, 2014 exchange rates, this translates to reported non-GAAP diluted earnings per share of $3.00 to $3.07. Previously, at December 31, 2013 exchange rates and excluding the accounting effect of the CA ERwin definitive agreement, this translated to reported non-GAAP diluted earnings per share of $3.05 to $3.12.

•
Cash flow from continuing operations to decrease in a range of minus 30 percent to minus 24 percent in constant currency, unchanged from previous guidance. At February 28, 2014 exchange rates, this translates to reported cash flow from continuing operations of $950 million to $1.03 billion. Previously, at December 31, 2013 exchange rates and excluding the accounting effect of the CA ERwin definitive agreement, this translated to reported cash flow from continuing operations of $960 million to $1.04 billion.

Outlook for cash flow from continuing operations continues to be negatively affected by costs associated with the Fiscal 2014 Plan during fiscal year 2014, an increase in cash taxes, and an increase in operating cash outflows relating to product development and enhancements expenses for fiscal year 2014. In fiscal year 2013, cash flow from continuing operations did not reflect $165 million of capitalized software development costs that appeared as an investment activity in the Company’s Statement of Cash Flows.
This outlook also assumes no material acquisitions and a partial currency hedge of operating income. The Company expects a full-year GAAP operating margin of 24 percent, a decrease of one point from previous guidance, and continues to expect a non-GAAP operating margin of 37 percent. The Company expects a fiscal year 2014 GAAP and non-GAAP effective tax rate of approximately 14 percent.
The Company anticipates approximately 439 million shares outstanding at fiscal year 2014 year-end and weighted average diluted shares outstanding of approximately 448 million for the fiscal year.
The Company’s initial expectations for fiscal year 2015 disclosed in its third quarter fiscal year 2014 earnings announcement remain unchanged.
The Company will review its fourth quarter fiscal year 2014 results in conjunction with its investor day on May 15th in New York City.  Additional details and registration information will be provided in the coming weeks.
Please see below for information regarding non-GAAP financial measures, the cautionary statement regarding forward-looking statements, and the reconciliation of projected GAAP metrics to projected non-GAAP metrics, which are part of the disclosure under this Item 7.01 of Form 8-K.

Non-GAAP Financial Measures
This Form 8-K and the accompanying table include certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). Non-GAAP metrics for operating margin and diluted earnings per share exclude the following items: non-cash amortization of purchased software and other intangibles, share-based compensation, fiscal year 2007 restructuring costs, recoveries and certain costs associated with derivative litigation matters and certain other gains and losses, which include the gains and losses since inception of hedges that mature within the quarter, but exclude gains and losses of hedges that do not mature within the quarter. The Company will expense costs for internally developed software where development efforts commenced in the first quarter of fiscal year 2014 and afterwards. As a result, product development and enhancement expenses are expected to increase in future periods as the amount capitalized for internally developed software costs decreases. Due to this change, the Company will also add back capitalized internal software costs and exclude the amortization of internal software costs from these non-GAAP metrics. Also beginning in the first quarter of fiscal year 2014, the Company will exclude charges relating to rebalancing initiatives that are large enough to require approval from the Company's Board of Directors. The effective tax rate on GAAP and non-GAAP income from operations is the Company's provision for income taxes expressed as a percentage of pre-tax GAAP and non-GAAP income from continuing operations, respectively. These tax rates are determined based on an estimated effective full year tax rate, with the effective tax rate for GAAP generally including the impact of discrete items in the period in which such items arise and the effective tax rate for non-GAAP generally allocating the impact of discrete items pro rata to the fiscal year's remaining reporting periods. The Company presents constant currency information to provide a framework for assessing how the Company’s underlying businesses performed excluding the effect of foreign currency rate fluctuations. Constant currency excludes the impacts from the Company's hedging program. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and cash flows, to competitors' operating results and cash flows, and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance and they are key variables in determining management incentive compensation. The Company believes these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, the Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this Form 8-K to their most directly comparable GAAP financial measures, which are included in this Form 8-K. For projections of non-GAAP performance metrics for periods after fiscal year 2014, the Company is unable to provide a reconciliation to the nearest GAAP equivalent because the information is not available without unreasonable effort.
Cautionary Statement Regarding Forward-Looking Statements
The declaration and payment of future dividends is subject to the determination of the Company's Board of Directors, in its sole discretion, after considering various factors, including the Company's financial condition, historical and forecast operating results, and available cash flow, as well as any applicable laws and contractual covenants and any other relevant factors. The Company's practice regarding payment of dividends may be modified at any time and from time to time.

Repurchases under the Company's stock repurchase program are expected to be made with cash on hand and may be made from time to time, subject to market conditions and other factors, in the open market, through solicited or unsolicited privately negotiated transactions or otherwise. The program, which is expected to be completed by the end of the fiscal year ending March 31, 2014, does not obligate the Company to acquire any particular amount of common stock, and it may be modified or suspended at any time at the Company's discretion.
Certain statements in this communication (such as statements containing the words "believes," "plans," "anticipates," "expects," "estimates," "targets" and similar expressions relating to the future) constitute "forward-looking statements" that are based upon the beliefs of, and assumptions made by, the Company's management, as well as information currently available to management. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to achieve success in the Company's strategy by, among other things, effectively rebalancing the Company's sales force to enable the Company to maintain and enhance its strong relationships in its traditional customer base of large enterprises and to increase penetration in growth markets and with large enterprises that have not historically been significant customers, enabling the sales force to sell new products, improving the Company's brand in the marketplace and ensuring the Company's set of cloud computing, application development and IT operations (DevOps), Software-as-a-Service, mobile device management and other new offerings address the needs of a rapidly changing market, while not adversely affecting the demand for the Company's traditional products or its profitability; global economic factors or political events beyond the Company's control; general economic conditions and credit constraints, or unfavorable economic conditions in a particular region, industry or business sector; the failure to adapt to technological changes and introduce new software products and services in a timely manner; competition in product and service offerings and pricing; the failure to expand partner programs; the ability to retain and attract adequate qualified personnel; the ability to integrate acquired companies and products into existing businesses; the ability to adequately manage, evolve and protect managerial and financial reporting systems and processes; the ability of the Company's products to remain compatible with ever-changing operating environments; breaches of the Company's software products and the Company's and customers' data centers and IT environments; discovery of errors or omissions in the Company's software products or documentation and potential product liability claims; the failure to protect the Company's intellectual property rights and source code; risks associated with sales to government customers; access to software licensed from third parties; risks associated with the use of software from open source code sources; events or circumstances that would require us to record an impairment charge relating to our goodwill or capitalized software and other intangible asset balances; access to third-party code and specifications for the development of code; third-party claims of intellectual property infringement or royalty payments; fluctuations in the number, terms and duration of the Company's license agreements as well as the timing of orders from customers and channel partners; the failure to renew large license transactions on a satisfactory basis; changes in market conditions or the Company's credit ratings; fluctuations in foreign currencies; the failure to effectively execute the Company's workforce reductions, workforce rebalancing and facility consolidations; successful outsourcing of various functions to third parties; potential tax liabilities; acquisition opportunities that may or may not arise; and other factors described more fully in the Company's filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should our assumptions prove incorrect, actual results may vary materially from those described herein as believed, planned, anticipated, expected, estimated, targeted or similarly expressed in a forward-looking manner. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

CA Technologies
Reconciliation of Projected GAAP Metrics to Projected Non-GAAP Metrics
(unaudited)

		Fiscal Year Ending
	Projected Diluted EPS from Continuing Operations	March 31, 2014

	Projected GAAP diluted EPS from continuing operations range	$1.90	to	$1.97

	Non-GAAP adjustments, net of taxes:
	Purchased software amortization	0.22		0.22
	Other intangibles amortization	0.12		0.12
	Software development costs capitalized	(0.07)		(0.07)
	Internally developed software products amortization	0.32		0.32
	Share-based compensation	0.16		0.16
	Other (gains) expenses, net (1)	0.35		0.35
	Total non-GAAP adjustment	$1.10		$1.10

	Projected non-GAAP diluted EPS from continuing operations range	$3.00	to	$3.07

		Fiscal Year Ending
	Projected Operating Margin	March 31, 2014

	Projected GAAP operating margin			24%

	Non-GAAP operating adjustments:
	Purchased software amortization			3%
	Other intangibles amortization			1%
	Software development costs capitalized			(1)%
	Internally developed software products amortization			4%
	Share-based compensation			2%
	Other (gains) expenses, net (1)			4%
	Total non-GAAP operating adjustment			13%

	Projected non-GAAP operating margin			37%

(1)	Non-GAAP adjustment consists of charges relating to the FY2014 Board-approved rebalancing initiative.

	Refer to the discussion of non-GAAP financial measures included above in this Item 7.01 to Form 8-K for further information.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.

Date:	March 13, 2014	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Chief Governance Counsel, and Corporate Secretary